Federated Investors
World-Class Investment Manager

Federated American Leaders Fund, Inc.

31ST SEMI-ANNUAL REPORT

September 30, 2000

Established 1969

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

John F. Donahue

President

Federated American Leaders Fund, Inc.

President's Message

Dear Fellow Shareholder:

Federated American Leaders Fund, Inc., created in 1969, gives investors an opportunity to participate in the growth and income of high-quality corporations. This $3.6 billion common stock fund is invested in over 90 blue-chip corporations. These large, historically successful corporations are easily recognized for their products and services, and include Allstate Corp., Boeing Co., PNC Financial Services Group, and Sun Microsystems, Inc. Simply stated, the fund offers investors a very easy way to have ownership of many of America's blue-chip companies.

I am pleased to present the fund's 31st Semi-Annual Report, which covers the first half of the fund's fiscal year, the six-month period from April 1, 2000 through September 30, 2000. It begins with an interview with the fund's portfolio manager Arthur J. Barry, Vice President of Federated Investment Management Company. Following his discussion are three additional items of shareholder interest. First is a series of graphs showing the fund's excellent long-term investment performance. Second is a listing of the fund's high-quality stock holdings, and third is the publication of the fund's financial statements.

Recent months have been volatile for stocks in almost every sector of the market. As it became apparent that the Federal Reserve Board (the "Fed") was finished raising rates during this business cycle, the performance of valueoriented stocks improved. As a healthy measure of skepticism returned to the market, the extended valuations in some industry sectors became apparent and sold down in price. During the last three months, "value" stocks outperformed "growth" stocks for the first time this year.

Though this report focuses on the past six months, the true measure of the performance potential of stocks and of the fund, is over the long term. Over time, the fund's approach has rewarded investors with outstanding long-term performance. As of September 30, 2000, the average annual total returns, based on net asset value,1 for each share class since inception were:

Class A Shares (February 26, 1969), 11.17%

Class B Shares (July 25, 1994), 16.34%

Class C Shares (April 22, 1993), 14.49%

Class F Shares (July 28, 1993), 15.17%

The fund's portfolio of high-quality common stocks produced a positive total return for the reporting period ended September 30, 2000. Individual share class total return performance for the six-month reporting period, including income distributions and realized gains, follows.2

	Total Return	Income	Capital Gains	Net Asset Value Change
Class A Shares	2.45%	$0.040	$0.498	$24.74 to $24.80 = 0.2%
Class B Shares	2.04%	$0.000	$0.498	$24.67 to $24.67 = 0%
Class C Shares	2.04%	$0.000	$0.498	$24.68 to $24.68 = 0%
Class F Shares	2.41%	$0.040	$0.498	$24.71 to $24.76 = 0.2%

Without question, our fund managers believe that corporate earnings do matter. Federated American Leaders Fund, Inc. is managed with a consistent focus on attractively valued companies with solid earnings growth. As Mr. Barry explains in his discussion, the benefits of this disciplined, consistent style should continue to emerge as the market broadens and becomes more valuation-driven and less momentum-driven.

1 As of September 30, 2000, the average annual total returns, based on offering price (i.e., less any applicable sales charge), for each share class since inception were: Class A Shares, 10.97%; Class B Shares, 16.34%; Class C Shares, 14.49%; and Class F Shares, 15.01%.

2 Performance quoted is based on net asset value, reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period, based on offering price (i.e., less any applicable sales charge), for Class A, B, C, and F Shares were (3.19%), (3.46%), 1.04% and 0.39%, respectively.

Thank you for your continued confidence in the managers of this diversified blue-chip stock fund. They remain committed to doing their best for you, the shareholder. Remember, periods of price declines have proven to be good buying opportunities, and I recommend that you consider adding to your account.

As always, we welcome your comments and suggestions.

Sincerely,

John F. Donahue

John F. Donahue
President
November 15, 2000

Arthur J. Barry

Vice President

Federated Investment Management Company

Investment Review

In 2000, as a year-long regimen of interest rate increases by the Fed came to an apparent conclusion, the U.S. stock market declined in the second and third quarters. Value stocks, however, outperformed growth stocks. What are your comments?

For the six-month reporting period ended September 30, 2000, the Standard & Poor's 500 Index ("S&P") returned (3.60%).1 We witnessed two different markets over the past six months. In the first three months of the reporting period, the growth style dominated, but its returns were driven by health care, not technology companies. The safety and stability of the pharmaceutical corporations, and the strong earnings momentum of health care maintenance organizations (HMOs) and hospitals drove the health care sector. The utilities and consumer staples sectors also performed well, as the desire for earnings safety increased. Fear over a hard economic landing hurt the basic materials (chemicals and papers) and consumer cyclicals (automotive and retail) sectors.

The second half of the reporting period saw a surge in value stocks, as the apparent end of the Fed's rate hikes helped the interest rate-sensitive sectors such as financials and utilities. In addition to earnings safety, the utilities sector also possessed strong earnings momentum due to rising electricity costs.

Over the six-month reporting period, value stocks outperformed growth stocks, as the S&P/Barra Value Index1 rose 4.14%, while growth retreated 10.10%, as measured by the S&P/Barra Growth Index.1

1 The S&P 500 Index is an unmanaged index of common stocks in industry, transportation, financial and public utility companies. The S&P/Barra Value Index is a market capitalization-weighted index of the stocks in the S&P 500 Index having the lowest price to book ratios. The S&P/Barra Growth Index is a capitalization-weighted index of the stocks in the S&P 500 Index that have the highest price to book ratios. Indexes are unmanaged and investments cannot be made in an index.

The excessive valuation of many stocks in the growth discipline rendered them vulnerable to economic uncertainty or disappointing earnings. Even the stalwarts of the New Economy succumbed to investor anxiety; therefore, as expected, investors sought safety in value stocks. The utilities sector was the best performing sector, up 41.30%. This return easily outpaced the runner-up sectors, health care and financials, which advanced 21.4% and 20.1%, respectively. The worst performing sectors were communications (due to competitive concerns, down 23.9%), technology (due to earnings misses and high valuations, down 21.0%), and basic materials (due to rising raw material costs, down 20.8%).

How did Federated American Leaders Fund, Inc. perform during this reporting period?

For the six-month reporting period ended September 30, 2000, the fund's Class A, B, C, and F Shares produced total returns of 2.45%, 2.04%, 2.04%, and 2.41%, respectively, based on net asset value.2 These returns outperformed the 3.60% decline of the S&P 500 Index. Against value-oriented benchmarks, the fund slightly trailed the Russell 1000 Value Index's3 return of 2.8% and the S&P/Barra Value Index's return of 4.14%. The Lipper Multi-Cap Value Index advanced 3.98% during the reporting period.3

From a portfolio perspective, what sectors and securities were positive and negative influences on the fund's performance over the six-month reporting period ended September 30, 2000?

Performance was positively effected by the fund's exposure to the health care, utilities and financial sectors. Security selection was particularly strong in health care, as Oxford Health Plans, Inc. and United Healthcare Group, Inc. posted exceptional gains. The fund's best performing utility stocks were Coastal Corp., Entergy Corp., and FPL Group, Inc., while Bear Stearns Cos., Inc., Loews Corp., PNC Financial Services Group, and Washington Mutual, Inc. led our Financial sector performance. Boeing Co. was the best contributor to performance adding over 100 basis points to the fund.

2 Performance quoted is based on net asset value, reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, C, and F Shares were (3.19%), (3.46%), 1.04% and 0.39%, respectively.

3 The Russell 1000 Value Index comprises 1,000 of the largest capitalized U.S. companies traded on the major U.S. stock exchanges with a less-than-average growth orientation. This index is unmanaged and investments cannot be made in an index. Lipper indexes are an average of the total return of the 30 largest mutual funds designated by Lipper Analytical Services, Inc. as falling into the respected categories indicated. These figures do not reflect sales charges.

Weakness was experienced in our holdings in technology, basic materials, and communication sectors. Our long-time holding in Sun Microsystems, Inc. continued its strong performance, but earnings misses from Lexmark International Group, Inc., Motorola, Inc., Novell, Inc., and Unisys Corp. were detrimental to the fund's performance. In the basic materials sector, Nucor Corp. and PPG Industries, Inc. saw their earnings come under pressure and were notable underperformers. While many of these securities have poor fundamentals, their valuations reflected recessionary situations.

What was the fund's sector exposure as of September 30, 2000?

Sector	Percentage of Net Assets	S&P Percentage of 500 Index
Financials	19.2%	15.7%
Technology	15.0%	29.5%
Consumer Cyclicals	10.2%	6.9%
Consumer Staples	10.2%	10.2%
Health Care	9.8%	11.4%
Capital Goods	9.1%	8.6%
Energy	8.0%	5.8%
Communication Services	6.4%	6.3%
Utilities	6.3%	3.3%
Basic Materials	1.9%	1.8%
Transportation	0.9%	0.5%
Other	3.0%	--
TOTAL	100.0%	100.0%

What is your strategy in this environment?

Our overall strategy in managing the fund remains consistent--identifying leading companies that are temporarily out of favor and appear inexpensive relative to their history and relative to the market. These stocks not only appear attractive on our valuation measures, but have fundamental outlooks that are improving. We will continue to sell stocks of companies with unattractive valuations or deteriorating fundamentals. In this vein, we trimmed our exposure to automotive stocks, as valuations were reasonable, but a lack of pent-up demand and ballooning inventories of automotive companies caused us to seek opportunities in other areas.

We have also embarked on a program to increase the average market capitalization of the fund. In this manner, the fund can enter and exit positions in a timely manner and reduce our trading costs.

With that in mind, what were some of your noteworthy purchases and sales during the reporting period?

Our portfolio additions included the following companies:

Lowe's Cos., Inc. (1.0% of net assets): Lowe's operates in a non-fashion oriented, less competitive segment of the retail marketplace--do-it-yourself home improvement. The stock's price/earnings ratio is the lowest in three years and lowest in seven years relative to its chief competitor, Home Depot. Lowe's market capitalization is $17 billion.

Minnesota Mining & Manufacturing Co. (0.8% of net assets): The company has accelerated its growth with a push into health care, electronics, and technology businesses. 3M's safety business will get a boost from increased spending in the nation's infrastructure. Given its mix of businesses, we believe this stock is inexpensively priced. 3M's marketing capitalization is $36 billion.

Schering Plough Corp. (0.6% of net assets): Schering Plough became the least expensive major pharmaceutical company in our investment universe despite its excellent track record. The concern revolved around the pending patent expiration and current weakness of its largest drug, Claritin. While this may be a short-term issue, we believe the drug's successor, Desloratadine, will be successful, and we are intrigued by a new cholesterol drug, Ezetemibe, in Schering-Plough's pipeline. Schering Plough's market capitalization is $70 billion.

Worldcom, Inc. (0.8% of net assets): We purchased the stock after it fell by nearly 40% from its 52-week high due to uncertainty over the company's proposed acquisition of Sprint. Though the deal did not go through, we think the shares of Worldcom represent an outstanding value. The company possesses the highest quality exposure to data and Internet growth within the large-cap telecommunications sector. Worldcom's marketing capitalization is $86 billion.

Some of the companies we sold during the reporting period were:

Cooper Tire & Rubber Co., Delphi Automotive Systems Corp., Johnson Controls, Inc. and Visteon Corp.--all automotive-related companies. We are de-emphasizing automotive suppliers in the fund because car sales have been unusually strong for the last couple of years, and we feel there is no pent-up demand by consumers. Despite their attractive valuations, we see the challenges of a slowing auto market and their heavy dependence on sales making it difficult for the stocks of these companies to outperform the market near term.

CIT Group, Inc.: The company was having trouble integrating its Newcourt acquisition and is competing with better capitalized firms. The stock rose nicely when it was added to the S&P 500 Index, giving us a timely opportunity to sell our shares.

Deere & Co.: The stock realized rapid appreciation as positive fundamentals in the agricultural cycle began to unfold. We were still concerned over Deere's exposure to construction equipment. The fund sold into the stock's strength as additional upside could only result from speculation that poor weather would cause corn prices to rise, which in turn would increase spending by the farmer.

BellSouth Corp.: We eliminated the stock to make room for our purchase of Worldcom. BellSouth trades at a premium valuation to its Regional Bell Operating Company (RBOC) peers, but does not seem as well prepared to offer next generation data services or to handle competition from new entrants.

What were the fund's top ten holdings as of September 30, 2000?

Name	Percentage of Net Assets
Sun Microsystems, Inc.	3.2%
News Corp. Ltd., ADR	2.1%
Boeing Co.	1.9%
ExxonMobil Corp.	1.9%
Viacom, Inc., Class B	1.7%
Tyco International Ltd.	1.7%
PNC Financial Services Group	1.7%
Koninklijke (Royal) Philips Electronics NV, ADR	1.6%
Bear Stearns Cos., Inc.	1.6%
Pharmacia Corp.	1.6%
TOTAL PERCENTAGE OF PORTFOLIO	19.0%

How does the stock market's actions over the reporting period effect your thinking going forward?

We were encouraged by the sell-off in growth stocks. Going forward, we believe it is a lesson investors won't soon forget--valuation does matter. We do not believe we will witness the return disparity between value and growth stocks until the U.S. economy hits a recession or until some other frenzy emerges. We continue to use our valuation models, combined with fundamental analysis, to uncover attractive opportunities. We are finding stocks of companies that possess excellent franchises and competitive positions at very reasonable valuations.

Two Ways You May Seek to Invest for Success:

INITIAL INVESTMENT

If you had made an initial investment of $32,000 in the Class A Shares of Federated American Leaders Fund, Inc. on 2/26/69, reinvested your dividends and capital gains, and did not redeem any shares, your account would have been worth $859,059 on 9/30/00. You would have earned a 10.97%1 average annual total return for the investment life span.

One key to investing wisely is to reinvest all distributions in fund shares. This strategy increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

[Graphic Representation Omitted - See Appendix]

As of 9/30/00, the Class A Shares' average annual 1-year, 5-year and 10-year total returns were 0.53%, 14.87% and 16.50%, respectively. Class B Shares' average annual 1-year, 5-year and since inception (7/25/94) total returns were 0.04%, 15.04% and 16.34%, respectively. Class C Shares' average annual 1-year, 5-year, and since inception (4/22/93) total returns were 4.54%, 15.29% and 14.49%, respectively. Class F Shares' average annual 1-year, 5-year and since inception (7/28/93) total returns were 4.28%, 15.91% and 15.01%, respectively.2

1 Total return represents the change in the value of an investment in Class A Shares after reinvesting all income and capital gains, and takes into account the 5.50% sales charge applicable to an initial investment in Class A Shares. Data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The total returns stated take into account all applicable sales charges. The maximum sales charges and contingent deferred sales charges for the fund are as follows: Class A Shares, 5.50% sales charge; Class B Shares, 5.50% contingent deferred sales charge; Class C Shares, 1.00% contingent deferred sales charge; Class F Shares, 1.00% sales charge and 1.00% contingent deferred sales charge.

ONE STEP AT A TIME:

$1,000 initial investment and subsequent investments of $1,000 each year for 31 years (reinvesting all dividends and capital gains) grew to $365,575.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated American Leaders Fund, Inc. on 2/26/69, reinvested your dividends and capital gains, and did not redeem any shares, you would have invested only $32,000, but your account would have reached a total value of $365,5751 by 9/30/00. You would have earned an average annual total return of 12.53%.

A practical investment plan helps you pursue long-term performance from blue-chip stocks. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan can work for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money and compounding to work.

[Graphic Representation Omitted - See Appendix]

1 This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets.

Hypothetical Investor Profile -- Investing for College Education

David and Joan Rice are a fictional couple who, like many shareholders, are searching for a way to make their money grow over time.

David and Joan are planning for the college education of their three children. On September 30, 1980, they invested $5,000 in the Class A Shares of Federated American Leaders Fund, Inc. Since then, David and Joan have made additional investments of $250 every month.

As this chart shows, over 20 years, the original $5,000 investment along with their additional monthly $250 investments totaling $65,000 has grown to $369,336.1 For the Rices, a dedicated program of monthly investments really paid off.

[Graphic Representation Omitted - See Appendix]

1 This chart assumes that the subsequent investments are made on the last day of each month. This hypothetical scenario is provided for illustrative purposes only and does not represent the results obtained by any particular shareholder. Past performance is no guarantee of future results.

Portfolio of Investments

September 30, 2000 (unaudited)

Shares			Value
		COMMON STOCKS--94.6%
		Basic Materials--1.9%
35,000		Air Products & Chemicals, Inc.	$1,260,000
1,055,500		Corn Products International, Inc.	24,012,625
653,900		Nucor Corp.	19,698,737
602,800		PPG Industries, Inc.	23,923,625

		TOTAL	68,894,987

		Capital Goods--9.1%
1,077,000		Boeing Co.	67,851,000
655,500		Honeywell International, Inc.	23,352,187
805,400		Ingersoll-Rand Co.	27,282,925
1,389,459		Koninklijke (Royal) Philips Electronics NV, ADR	59,052,009
317,500		Minnesota Mining & Manufacturing Co.	28,932,187
522,600		Textron, Inc.	24,104,925
1,182,239		Tyco International Ltd.	61,328,648
1,080,000	[1]	Viasystems Group, Inc.	18,360,000
1,083,200		Waste Management, Inc.	18,888,300

		TOTAL	329,152,181

		Communication Services--6.4%
1,200,250	[2]	AT&T Corp.	35,257,344
973,737	[1]	Qwest Communications International, Inc.	46,800,235
900,247		SBC Communications, Inc.	45,012,350
173,500		Telephone and Data System, Inc.	19,206,450
1,112,042	[2]	Verizon Communications	53,864,534
1,011,700	[1]	Worldcom, Inc.	30,730,387

		TOTAL	230,871,300

		Consumer Cyclicals--10.0%
1,074,000		Block (H&R), Inc.	39,805,125
1,025,000		Brunswick Corp.	18,706,250
1,549,800	[1]	Cendant Corp.	16,854,075
794,500	[1]	Federated Department Stores, Inc.	20,756,312
1,399,239		Ford Motor Co.	35,418,244
349,503		General Motors Corp.	22,717,695
2,184,400	[1]	Kmart Corp.	13,106,400
380,900		Knight Ridder, Inc.	19,354,481
Shares			Value
		COMMON STOCKS--continued
		Consumer Cyclicals--continued
656,700		Liz Claiborne, Inc.	$25,282,950
811,450		Lowe's Cos., Inc.	36,413,819
1,396,200		Sherwin-Williams Co. (The)	29,843,775
222,100		TRW, Inc.	9,022,812
2,427,400	[1]	Toys "R" Us, Inc.	39,445,250
701,850		Wal-Mart Stores, Inc.	33,776,531

		TOTAL	360,503,719

		Consumer Staples--10.2%
1,023,600		Anheuser-Busch Cos., Inc.	43,311,075
727,800	[1]	AT&T Corp.--Liberty Media Group, Inc., Class A	13,100,400
1,490,700	[1]	Charter Communications, Inc.	24,247,167
554,600		Kimberly-Clark Corp.	30,953,612
1,625,800	[2]	News Corp. Ltd., ADR	76,209,375
1,221,800		Philip Morris Cos., Inc.	35,966,737
1,883,000		Sara Lee Corp.	38,248,437
2,038,600		UST, Inc.	46,632,975
1,072,548	[1]	Viacom, Inc., Class B	62,744,058

		TOTAL	371,413,836

		Energy--8.0%
1,168,700		Ashland, Inc.	39,370,581
1,005,800		Diamond Offshore Drilling, Inc.	41,237,800
755,054		ExxonMobil Corp.	67,294,188
785,500		Royal Dutch Petroleum Co., ADR	47,080,906
674,600		Schlumberger Ltd.	55,528,013
225,000		Sunoco, Inc.	6,060,938
129,905		Transocean Sedco Forex, Inc.	7,615,681
949,700		USX--Marathon Group	26,947,738

		TOTAL	291,135,845

		Financials--17.9%
570,345	[3]	ABB AB, ADR	55,436,108
1,424,800		Allstate Corp.	49,511,800
792,700		BankAmerica Corp.	41,517,663
933,984		Bear Stearns Cos., Inc.	58,840,992
418,050		CIGNA Corp.	43,644,420
669,450		Chase Manhattan Corp.	30,920,222
3,347,904	[2]	Conseco, Inc.	25,527,768
572,000		Countrywide Credit Industries, Inc.	21,593,000
Shares			Value
		COMMON STOCKS--continued
		Financials--continued
985,200		Lincoln National Corp.	$47,412,750
634,200		Loews Corp.	52,876,425
777,600		MBIA, Inc.	55,306,800
380,050		Marsh & McLennan Cos., Inc.	50,451,638
925,600		PNC Financial Services Group	60,164,000
1,392,600		Washington Mutual, Inc.	55,442,888

		TOTAL	648,646,474

		Health Care--9.8%
1,001,000		Abbott Laboratories	47,610,063
580,075		Baxter International, Inc.	46,297,236
843,150		Bristol-Myers Squibb Co.	48,164,944
4,162,400	[1]	HEALTHSOUTH Corp.	33,819,500
352,000		Merck & Co., Inc.	26,202,000
1,063,700	[1]	Oxford Health Plans, Inc.	32,692,155
953,490		Pharmacia Corp.	57,388,179
470,400		Schering Plough Corp.	21,873,600
398,900		United Healthcare Group, Inc.	39,391,375

		TOTAL	353,439,052

		Technology--15.0%
12,981	[1]	Avaya, Inc.	0
1,650,135		Compaq Computer Corp.	45,510,723
695,300		Computer Associates International, Inc.	17,512,869
416,300	[1]	Computer Sciences Corp.	30,910,275
877,200		Electronic Data Systems Corp.	36,403,800
1,323,600		First Data Corp.	51,703,125
368,052		General Motors Corp., Class H	13,684,173
484,000		International Business Machines Corp.	54,450,000
563,800	[1]	Lexmark International Group, Inc., Class A	21,142,500
658,575		Lucent Technologies, Inc.	20,127,698
292,800	[1]	Micron Technology, Inc.	13,468,800
1,062,475		Motorola, Inc.	30,014,919
284,595		Nortel Networks Corp.	16,951,190
1,471,600	[1]	Novell, Inc.	14,624,025
692,900	[1]	Seagate Technology, Inc.	47,810,100
984,675	[1]	Sun Microsystems, Inc.	114,960,806
1,302,800	[1]	Unisys Corp.	14,656,500

		TOTAL	543,931,503

Shares			Value
		COMMON STOCKS--continued
		Utilities--6.3%
713,000		Coastal Corp.	$52,851,125
1,350,000		Edison International	26,071,875
1,314,300		Entergy Corp.	48,957,675
836,800		FPL Group, Inc.	55,019,600
570,500		Montana Power Co.	19,040,438
600,700		Williams Cos., Inc.	25,379,575

		TOTAL	227,320,288

		TOTAL COMMON STOCKS (IDENTIFIED COST $2,881,676,511)	3,425,309,185

		PREFERRED STOCKS--2.4%
		Consumer Cyclicals--0.2%
344,900		Cendant Corp., Conv. Pfd., $.94	5,647,738

		Financials--1.3%
540,000		Metropolitan Life Insurance Co., Conv. Pfd., $4.00	45,900,000

		Transportation--0.9%
835,500		Union Pacific Corp., Conv. Pfd.	34,284,743

		TOTAL PREFERRED STOCKS (IDENTIFIED COST $70,171,940)	85,832,481

		MUTUAL FUND--2.0%[4]
71,925,898		Prime Value Obligations Fund, IS Shares (at net asset value)	71,925,898

		TOTAL INVESTMENTS (IDENTIFIED COST $3,023,774,349)[5]	$3,583,067,564

1 Non-income producing security.

2 Certain shares are temporarily on loan to unaffiliated broker/dealers.

3 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. This security has been deemed liquid based upon criteria approved by the fund's Board of Directors. At September 30, 2000, this security amounted to $55,436,108 which represents 1.5% of net assets.

4 Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund may invest in Federated Money Market Obligations Trust ("Trust") which is also managed by Federated Investment Management Company, the fund's adviser.

5 The cost of investments for federal tax purposes amounts to $3,023,774,349. The net unrealized appreciation of investments on a federal tax basis amounts to $559,293,215 which is comprised of $999,308,081 appreciation and $440,014,866 depreciation at September 30, 2000.

Note: The categories of investments are shown as a percentage of net assets ($3,620,367,952) at September 30, 2000.

The following acronyms are used throughout this portfolio:

ADR	--American Depositary Receipt
MBIA	--Municipal Bond Investors Assurance

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

September 30, 2000 (unaudited)

Assets:
Total investments in securities, at value (identified and tax cost $3,023,774,349)		$3,583,067,564
Short-term investments held as collateral for securities lending		120,635,915
Income receivable		3,686,216
Receivable for investments sold		75,739,977
Receivable for shares sold		2,838,370

TOTAL ASSETS		3,785,968,042

Liabilities:
Payable for investments purchased	$38,990,144
Payable for shares redeemed	3,369,644
Payable on collateral due to broker	120,635,915
Accrued expenses	2,604,387

TOTAL LIABILITIES		165,600,090

Net assets for 146,367,614 shares outstanding		$3,620,367,952

Net Assets Consist of:
Paid in capital		$2,988,454,135
Net unrealized appreciation of investments		559,293,215
Accumulated net realized gain on investments and foreign currency transactions		56,129,389
Undistributed net investment income		16,491,213

TOTAL NET ASSETS		$3,620,367,952

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net Asset Value Per Share ($1,699,357,878 ÷ 68,532,549 shares outstanding)		$24.80

Offering Price Per Share (100/94.50 of $24.80)[2]		$26.24

Redemption Proceeds Per Share		$24.80

Class B Shares:
Net Asset Value Per Share ($1,620,120,289 ÷ 65,658,649 shares outstanding)		$24.67

Offering Price Per Share		$24.67

Redemption Proceeds Per Share (94.50/100 of $24.67)[2]		$23.31

Class C Shares:
Net Asset Value Per Share ($188,150,456 ÷ 7,623,650 shares outstanding)		$24.68

Offering Price Per Share		$24.68

Redemption Proceeds Per Share (99.00/100 of $24.68)[2]		$24.43

Class F Shares:
Net Asset Value Per Share ($112,739,329 ÷ 4,552,766 shares outstanding)		$24.76

Offering Price Per Share (100/99.00 of $24.76)[2]		$25.01

Redemption Proceeds Per Share (99.00/100 of $24.76)[2]		$24.51

1 Includes $3,159,449 of unrealized appreciation at September 15, 2000, related to the tax-free transfer of assets from a mutual fund.

2 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Six Months Ended September 30, 2000 (unaudited)

Investment Income:
Dividends (net of foreign taxes withheld of $406,015)			$45,319,210
Interest			2,015,411

TOTAL INCOME			47,334,621

Expenses:
Investment adviser fee		$12,159,553
Administrative personnel and services fee		1,373,181
Custodian fees		107,593
Transfer and dividend disbursing agent fees and expenses		3,158,017
Directors'/Trustees' fees		20,060
Auditing fees		9,118
Legal fees		7,294
Portfolio accounting fees		162,302
Distribution services fee--Class B Shares		6,263,011
Distribution services fee--Class C Shares		699,693
Shareholder services fee--Class A Shares		2,090,157
Shareholder services fee--Class B Shares		2,087,670
Shareholder services fee--Class C Shares		233,231
Shareholder services fee--Class F Shares		147,977
Share registration costs		58,356
Printing and postage		213,363
Insurance premiums		3,647
Taxes		136,761
Miscellaneous		25,531

TOTAL EXPENSES		28,956,515

Waiver, Reimbursement and Expense Reduction:
Waiver of portfolio accounting fees	$(27,175)
Reimbursement of investment adviser fee	(2,710)
Fees paid indirectly from directed brokerage arrangements	(80,239)

TOTAL WAIVER, REIMBURSEMENT AND EXPENSE REDUCTION		(110,124)

Net expenses			28,846,391

Net investment income			18,488,230

Realized and Unrealized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions			56,217,743
Net change in unrealized appreciation of investments			6,117,833

Net realized and unrealized gain on investments and foreign currency transactions			62,335,576

Change in net assets resulting from operations			$80,823,806

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Six Months Ended (unaudited) 9/30/2000	Year Ended 3/31/2000
Increase (Decrease) in Net Assets
Operations:
Net investment income	$18,488,230	$11,197,397
Net realized gain on investments and foreign currency transactions ($56,217,743 and $84,569,215, respectively, as computed for federal tax purposes)	56,217,743	84,487,948
Net change in unrealized appreciation/(depreciation)	6,117,833	(56,015,276)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	80,823,806	39,670,069

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(2,698,763)	(10,546,813)
Class B Shares	--	--
Class C Shares	--	--
Class F Shares	(189,036)	(843,498)
Distributions from net realized gain on investments
Class A Shares	(33,537,965)	(34,738,302)
Class B Shares	(33,903,597)	(38,153,931)
Class C Shares	(3,740,006)	(3,849,961)
Class F Shares	(2,406,135)	(2,855,500)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(76,475,502)	(90,988,005)

Share Transactions:
Proceeds from sale of shares	405,632,180	1,146,997,915
Proceeds from shares issued in connection with the tax-free transfer of assets from a mutual fund	23,471,377 [1]	--
Proceeds from shares issued in connection with the tax-free transfer of assets from a common trust fund	--	2,156,473 [2]
Net asset value of shares issued to shareholders in payment of distributions declared	70,428,093	82,739,460
Cost of shares redeemed	(585,797,795)	(1,149,105,835)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(86,266,145)	82,788,013

Change in net assets	(81,917,841)	31,470,077

Net Assets:
Beginning of period	3,702,285,793	3,670,815,716

End of period (including undistributed net investment income of $16,491,213 and $890,782, respectively)	$3,620,367,952	$3,702,285,793

1 Includes $3,159,449 of unrealized appreciation at September 15, 2000, related to the tax-free transfer of assets from a Mutual Fund.

2 Includes $1,694,671 of unrealized appreciation at December 3, 1999, related to the tax-free transfer of assets from a Common Trust Fund.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class A Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended March 31,
	9/30/2000	2000 [1]	1999	1998	1997	1996
Net Asset Value, Beginning of Period	$24.74	$24.90	$26.64	$21.40	$19.78	$15.66
Income From Investment Operations:
Net investment income	0.17	0.17	0.21	0.29	0.23	0.22
Net realized and unrealized gain on investments	0.43	0.35	1.26	8.39	3.11	4.70

TOTAL FROM INVESTMENT OPERATIONS	0.60	0.52	1.47	8.68	3.34	4.92

Less Distributions:
Distributions from net investment income	(0.04)	(0.16)	(0.20)	(0.21)	(0.21)	(0.17)
Distributions from net realized gain on investments	(0.50)	(0.52)	(3.01)	(3.23)	(1.51)	(0.63)

TOTAL DISTRIBUTIONS	(0.54)	(0.68)	(3.21)	(3.44)	(1.72)	(0.80)

Net Asset Value, End of Period	$24.80	$24.74	$24.90	$26.64	$21.40	$19.78

Total Return[2]	2.45%	1.97%	6.31%	43.95%	17.40%	32.00%

Ratios to Average Net Assets:

Expenses	1.21%[3]	1.16%	1.11%	1.14%	1.17%	1.16%

Net investment income	1.39%[3]	0.68%	0.87%	0.84%	0.95%	1.07%

Expense waiver/reimbursement[4]	0.00%[3,5]	--	--	--	0.03%	0.07%

Supplemental Data:

Net assets, end of period (000 omitted)	$1,699,358	$1,671,780	$1,621,527	$1,457,925	$638,082	$455,867

Portfolio turnover	12%	36%	44%	63%	88%	46%

1 For the year ended March 31, 2000, the Fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

5 Less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class B Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended March 31,
	9/30/2000	2000 [1]	1999	1998	1997	1996
Net Asset Value, Beginning of Period	$24.67	$24.87	$26.61	$21.40	$19.79	$15.67
Income From Investment Operations:
Net investment income (net operating loss)	0.08	(0.02)	0.03	0.06	0.05	0.10
Net realized and unrealized gain on investments	0.42	0.34	1.26	8.41	3.12	4.70

TOTAL FROM INVESTMENT OPERATIONS	0.50	0.32	1.29	8.47	3.17	4.80

Less Distributions:
Distributions from net investment income	--	--	(0.02)	(0.03)	(0.05)	(0.05)
Distributions from net realized gain on investments	(0.50)	(0.52)	(3.01)	(3.23)	(1.51)	(0.63)

TOTAL DISTRIBUTIONS	(0.50)	(0.52)	(3.03)	(3.26)	(1.56)	(0.68)

Net Asset Value, End of Period	$24.67	$24.67	$24.87	$26.61	$21.40	$19.79

Total Return[2]	2.04%	1.19%	5.54%	42.78%	16.49%	31.10%

Ratios to Average Net Assets:

Expenses	1.96%[3]	1.91%	1.86%	1.89%	1.95%	1.93%

Net investment income	0.65%[3]	(0.07%)	0.13%	0.11%	0.18%	0.32%

Expense waiver/reimbursement [4]	0.00%[3,5]	--	--	--	--	0.05%

Supplemental Data:

Net assets, end of period (000 omitted)	$1,620,120	$1,721,729	$1,738,564	$1,201,402	$540,995	$261,024

Portfolio turnover	12%	36%	44%	63%	88%	46%

1 For the year ended March 31, 2000, the Fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

5 Less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class C Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended March 31,
	9/30/2000	2000 [1]	1999	1998	1997	1996
Net Asset Value, Beginning of Period	$24.68	$24.88	$26.61	$21.40	$19.80	$15.66
Income From Investment Operations:
Net investment income (net operating loss)	0.08	(0.02)	0.03	0.05	0.04	0.05
Net realized and unrealized gain on investments	0.42	0.34	1.27	8.42	3.12	4.75

TOTAL FROM INVESTMENT OPERATIONS	0.50	0.32	1.30	8.47	3.16	4.80

Less Distributions:
Distributions from net investment income	--	--	(0.02)	(0.03)	(0.05)	(0.03)
Distributions from net realized gain on investments	(0.50)	(0.52)	(3.01)	(3.23)	(1.51)	(0.63)

TOTAL DISTRIBUTIONS	(0.50)	(0.52)	(3.03)	(3.26)	(1.56)	(0.66)

Net Asset Value, End of Period	$24.68	$24.68	$24.88	$26.61	$21.40	$19.80

Total Return[2]	2.04%	1.19%	5.55%	42.78%	16.42%	31.14%

Ratios to Average Net Assets:

Expenses	1.96%[3]	1.91%	1.86%	1.89%	1.95%	1.96%

Net investment income	0.63%[3]	(0.07%)	0.12%	0.11%	0.18%	0.27%

Expense waiver/reimbursement[4]	0.00%[3,5]	--	--	--	--	0.02%

Supplemental Data:

Net assets, end of period (000 omitted)	$188,150	$185,063	$175,843	$134,773	$69,990	$44,434

Portfolio turnover	12%	36%	44%	63%	88%	46%

1 For the year ended March 31, 2000, the Fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

5 Less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class F Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended March 31,
	9/30/2000	2000 [1]	1999	1998	1997	1996
Net Asset Value, Beginning of Period	$24.71	$24.88	$26.61	$21.40	$19.78	$15.66
Income From Investment Operations:
Net investment income	0.17	0.17	0.21	0.22	0.20	0.19
Net realized and unrealized gain on investments	0.42	0.34	1.27	8.43	3.13	4.72

TOTAL FROM INVESTMENT OPERATIONS	0.59	0.51	1.48	8.65	3.33	4.91

Less Distributions:
Distributions from net investment income	(0.04)	(0.16)	(0.20)	(0.21)	(0.20)	(0.16)
Distributions from net realized gain on investments	(0.50)	(0.52)	(3.01)	(3.23)	(1.51)	(0.63)

TOTAL DISTRIBUTIONS	(0.54)	(0.68)	(3.21)	(3.44)	(1.71)	(0.79)

Net Asset Value, End of Period	$24.76	$24.71	$24.88	$26.61	$21.40	$19.78

Total Return[2]	2.41%	1.94%	6.36%	43.80%	17.39%	31.95%

Ratios to Average Net Assets:

Expenses	1.21%[3]	1.16%	1.11%	1.14%	1.19%	1.21%

Net investment income	1.41%[3]	0.68%	0.87%	0.86%	0.94%	1.02%

Expense waiver/reimbursement[4]	0.00%[3,5]	--	--	--	0.01%	0.02%

Supplemental Data:

Net assets, end of period (000 omitted)	$112,739	$123,714	$134,881	$129,458	$85,151	$55,329

Portfolio turnover	12%	36%	44%	63%	88%	46%

1 For the year ended March 31, 2000, the Fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

5 Less than 0.01%.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

September 30, 2000 (unaudited)

ORGANIZATION

Federated American Leaders Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares, and Class F Shares. The investment objective of the Fund is to seek growth of capital and income by concentrating the area of investment decision in the securities of high-quality companies.

On December 3, 1999, the Fund acquired all the net assets of Fort Madison Bank and Trust Common Trust Fund in a tax-free reorganization as follows:

Class A Shares of the Fund Issued	Common Trust Fund Net Assets Received	Unrealized Appreciation	[1]	Net Assets of the Fund Prior to Combination	Net Assets of Common Trust Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
86,190	$2,156,473	$1,694,671		$3,943,121,675	$2,156,473	$3,945,278,148

1 Unrealized Appreciation is included in the Common Trust Fund Net Assets Received amount shown above.

On September 15, 2000, the Fund acquired all the net assets of Investment Advisers, Inc. (IAI) Growth and Income Fund in a tax-free reorganization as follows:

Class A Shares of the Fund Issued	IAI Growth and Income Fund Net Assets Received	Unrealized Appreciation	[1]	Net Assets of the Fund Prior to Combination	Net Assets of IAI Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
928,456	$23,471,377	$3,159,449		$3,681,491,209	$23,471,377	$3,704,962,586

1 Unrealized Appreciation is included in the IAI Growth and Income Fund Net Assets Received amount shown above.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuations

Listed equity securities are valued at the last sale price reported on a national securities exchange. Securities for which no quotations are readily available will be priced at their fair value as determined in good faith using methods approved by the Board of Directors (the "Directors"). Investments in other open-end investment companies are valued at net asset value. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Securities Lending

The Fund participates in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral for securities loaned must be in cash or government securities. Collateral is maintained at a minimum level of 100% of the market value on investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the custodian, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

At September 30, 2000, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$120,442,832	$120,635,915

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At September 30, 2000, par value shares ($0.20 per share) authorized were as follows:

Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	125,000,000
Class B Shares	125,000,000
Class C Shares	125,000,000
Class F Shares	125,000,000
TOTAL	500,000,000

Transactions in capital stock were as follows:

	Six Months Ended 9/30/2000		Year Ended 3/31/2000
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	11,927,564	$294,599,031	22,768,346	$573,212,123
Shares issued in connection with the tax-free transfer of assets from a Mutual Fund	928,456	23,471,377	--	--
Shares issued in connection with the tax-free transfer of assets from a Common Trust Fund	--	--	86,190	2,156,473
Shares issued to shareholders in payment of distributions declared	1,332,525	32,616,609	1,529,350	39,587,541
Shares redeemed	(13,236,938)	(325,522,917)	(21,912,496)	(549,187,290)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	951,607	$25,164,100	2,471,390	$65,768,847

	Six Months Ended 9/30/2000		Year Ended 3/31/2000
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	3,509,872	$84,114,201	18,854,524	$480,573,533
Shares issued to shareholders in payment of distributions declared	1,307,687	31,841,328	1,380,839	36,036,354
Shares redeemed	(8,939,658)	(218,715,062)	(20,350,448)	(503,640,825)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(4,122,099)	$(102,759,533)	(115,085)	$12,969,062

	Six Months Ended 9/30/2000		Year Ended 3/31/2000
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	1,016,576	$24,465,271	2,930,413	$73,888,427
Shares issued to shareholders in payment of distributions declared	145,325	3,540,115	140,378	3,662,744
Shares redeemed	(1,037,761)	(25,412,913)	(2,639,486)	(65,391,276)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	124,140	$2,592,473	431,305	$12,159,895

	Six Months Ended 9/30/2000		Year Ended 3/31/2000
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	104,339	$2,453,677	699,432	$17,629,161
Shares issued to shareholders in payment of distributions declared	99,446	2,430,041	133,418	3,452,821
Shares redeemed	(658,549)	(16,146,903)	(1,247,578)	(30,886,444)

NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	(454,764)	$(11,263,185)	(414,728)	$(9,804,462)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(3,501,116)	$(86,266,145)	2,372,882	$81,093,342

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to: (a) a maximum of 0.55% of the average daily net assets of the Fund; and (b) 4.50% of the gross income of the Fund, excluding capital gains or losses.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class B and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class	Percentage of Average Daily Net Assets of Class
Class B Shares	0.75%
Class C Shares	0.75%

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Expense Reduction

The Fund directs certain portfolio trades to a broker that, in turn, pays a portion of the Fund's operating expenses. For the six-month period ended September 30, 2000, the Fund's expenses were reduced by $80,239 under these arrangements.

General

Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the period ended September 30, 2000, were as follows:

Purchases	$426,532,298

Sales	$661,716,195

Directors

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

President

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

AMANDA J. REED

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated American Leaders Fund, Inc.
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 313914103
Cusip 313914202
Cusip 313914301
Cusip 313914400

8110101 (11/00)

Federated is a registered mark of Federated Investors, Inc. 2000 ©Federated Investors, Inc.

                         FEDERATED AMERICAN LEADERS FUND, INC.
                                    APPENDIX

     A1. The graphic  presentation here displayed  consists of a boxed legend in the upper left quadrant indicating the components of the corresponding  mountain chart.  The  color-  coded  mountain  chart  is a visual  representation  of the narrative text below it. The "x" axis reflects  computation periods from 2/26/69 to 9/30/00.  The "y" axis is measured in increments of $225,000  ranging from $0 to  $900,000  and  indicates  that the ending  value of a  hypothetical  initial investment of $32,000 in the fund's Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $859,059 on 9/30/00.

     A2. The graphic  presentation here displayed  consists of a boxed legend in the upper left quadrant indicating the components of the corresponding  mountain chart.  The  color-coded  mountain  chart  is a  visual  representation  of  the narrative text above it. The "x" axis reflects  computation periods from 2/26/69 to 9/30/00. The "y" axis is measured in increments of $50,000 ranging from $0 to
$400,000 and indicates that the ending value of hypothetical  yearly  investment of $1,000 in the fund's  Class A Shares,  assuming the  reinvestment  of capital gains and dividends, would have grown to $365,575 on 9/30/00.

     A3. The graphic  presentation here displayed  consists of a boxed legend in the upper left quadrant indicating the components of the corresponding  mountain chart.  The  color-coded  mountain  chart  is a  visual  representation  of  the narrative text above it. The "x" axis reflects  computation periods from 9/30/80 to 9/30/00. The "y" axis is measured in increments of $50,000 ranging from $0 to
$400,000  and  indicates  that  the  ending  value  of  a  hypothetical  initial investment of $5,000 and subsequent monthly investments of $250 over 20 years in the fund's Class A Shares would have grown to $369,336 on 9/30/00.